DREYFUS INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to send you this first annual report of the Dreyfus International Value Fund, a portfolio of the Dreyfus Growth & Value Funds, Inc. It covers the 11 months from September 29, 1995, when the Fund started operations, through the end of the Fund's fiscal year, August 31, 1996.
    Since inception on September 29, 1995, the Fund generated a 6.43% total return* while the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index - a leading benchmark for international investors - rose 5.80%.** Although the Fund outperformed its benchmark (EAFE), returns were lower than in the U.S. market. Part of the reason for the lower return was the strength of the U.S. dollar. During the period under review, the dollar rebounded against most major currencies and was up over 8% against the yen. Strength in the dollar takes its toll when foreign currency earned abroad is translated back into U.S. dollars. Your Fund outperformed the index mainly due to its underweighted position in Japan. Less than 30% of the assets were invested in Japan compared with a 40% weight for the index.
    The strategy followed by the Fund was to be well-diversified by country and by industry sectors. In addition to the representation in the major industrialized countries, the Fund also had representation in some of the emerging markets (Argentina, Mexico and Portugal.) The investment focus was to concentrate in securities with favorable value characteristics (such as low price-to-earnings, low price-to-book or low price-to-cash flow ratios.)
    The dollar's strength resulted in negative returns for Japan, the largest stock market abroad, and also penalized relatively good returns from most European markets.
ECONOMIC AND MARKET ENVIRONMENT
    Europe performed reasonably well during the last 11 months. Most of the markets were led upwards by falling interest rates and improved earnings expectations. Strength of the dollar eroded some of the earnings gains when exchanged into American currency but benefited exporters. Economic and earnings growth still is the main concern in Europe as a region. The major countries are trying to cope with measures to stimulate growth and boost consumer confidence in the face of fiscal tightening to meet the Maastricht Treaty criteria for moving toward a single currency.
    In Germany, the economy is growing slowly, with the help of lower interest rates initiated by the Bundesbank. However, unemployment and the budget deficit, still affected by the effort to absorb the East German economy, remain major concerns.
    The French market performed relatively well, with retailers benefiting from improved consumer confidence after the strike at the end of last year. Defensive sectors like food did well, in part due to foreign operations, while banking, insurance and automobile companies lagged. Markets in Switzerland, the Netherlands, Sweden and Spain were among the best performers in Europe.
    In Asia, Japan presented a mixed picture. Major trends affecting that market included rising stock prices of companies that have major portions of their revenues coming from overseas, dollar-based sources. On the down side, loan losses continued to hurt banking issues.
    Japanese Gross Domestic Product figures picked up early in the calendar year, but these were mainly the reflection of two factors. First, the prior year figures had been very weak - the result of the Hanshin earthquake and the Serin gas attack in the Tokyo subway, which distracted many people from conducting normal amounts of business. Second, much of the growth was due to a rapid increase in the level of government spending related to supplementary budgets designed to promote recovery. In nongovernment areas, the Japanese economy is still in the very early stages of recovery.
    The Hong Kong market was up strongly, 15% in the last 11 months, on the back of a recovery in the property (real estate) market. The two key concerns for the market going forward are the prospects for Hong Kong as it becomes a part of China in July, 1997, and the direction of short-term interest rates in the U.S.
    The Singapore market was hurt by the global slowdown of the electronic industry. The marine transportation sector and the electronics industry performed very poorly on the Singapore market. On the other hand, Malaysia, paced by continuing strength in the economy, was the best performing market in the EAFE Index despite the weak growth of the agricultural sector. Automotive and media stocks were among the best performing sectors, with construction, financial and plantation companies among the laggards. PORTFOLIO FOCUS
    The portfolio will continue to be invested in securities with favorable valuation characteristics. The average price-to-earnings ratio of stocks in the portfolio is 16.9x compared with 26.9x for the EAFE Index. The price-to-book and price-to-cash flow ratios are also lower. The Fund is now invested in 20 foreign countries and is well diversified. Although returns abroad lagged U.S. stock market returns last year, we are optimistic about the future. Economies abroad in general grew more slowly than the U.S. economy, and there is much less concern about overheating. The unemployment rate in Germany, France and Italy is still above 10%. The U.S. has benefited in recent years from extensive corporate restructuring and cost cutting. In Europe and Japan, companies are just now beginning to take the initial steps and there is ample room to improve efficiency.
    The portfolio also has representation in some of the emerging markets which, although more volatile, are growing faster than the major industrialized countries. Emerging markets account for nearly 85% of the world population, yet only 16% of the world's stock market capitalization is in emerging markets. In time, this gap is likely to narrow resulting in higher stock market returns.
    In terms of valuation levels, most markets measure up well relative to the U.S. The EAFE Index is at just over two times book value and 9.5 times cash flow while the U.S. is at 3.1 times book value and 10.1 times cash flow. Historically, valuations abroad tend to be at premiums to U.S. equities.
                              Sincerely,

                              Sandor Cseh
                              Portfolio Manager
September 16, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

DREYFUS INTERNATIONAL VALUE FUND                         AUGUST 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERNATIONAL VALUE FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFERegistration Mark) INDEX
[Exhibit A:
Dollars
$10,643
Dreyfus
International Value Fund
$10,580
Morgan Stanley Capital
International Europe,
Australasia, Far East
(EAFERegistration Mark) Index*
*Source: Lipper Analytical Services, Inc.]
ACTUAL AGGREGATE TOTAL RETURN
                                       FROM INCEPTION (9/29/95)
                                       TO AUGUST 31, 1996
                                       _______________
                                       6.43%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment in Dreyfus International Value Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration
Mark) Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS                                                                                AUGUST 31, 1996
COMMON STOCKS-87.5%                                                                                  SHARES           VALUE
                                                                                                    _______           ______
  ARGENTINA-.9%                      YPF Sociedad Anonima, ADR..............                         11,000    $     232,375
                                                                                                                      ______
  AUSTRALIA-3.7%                     Amcor..................................                         25,000          152,826
                                     Boral..................................                         80,072          192,253
                                     Commonwealth Bank of Australia, ADR....                          7,800 (a)      125,775
                                     Commonwealth Instalment................                         24,200          130,925
                                     Goodman Fielder .......................                        151,396          156,640
                                     Southcorp Holdings.....................                         75,000          188,367
                                                                                                                      ______
                                                                                                                     946,786
                                                                                                                      ______
  AUSTRIA-.4%                        Creditanstalt-Bankverein...............                            800          100,096
                                                                                                                      ______
  DENMARK-1.0%                       Tele Danmark, ADR......................                         10,000          247,500
                                                                                                                      ______
  FRANCE-7.6%                        Alcatel Alsthom, ADR...................                         12,192          188,976
                                     C.S.F. (Thompson)......................                          9,104          252,006
                                     Credit Local De France.................                          1,500          123,409
                                     Danone.................................                          1,926          265,616
                                     Elf Aquitaine, ADR.....................                         10,000          365,000
                                     Guyenne & Gascogne.....................                            319          115,491
                                     Rhone-Poulenc, ADR.....................                          9,636          254,149
                                     Societe Generale.......................                          3,554          390,565
                                                                                                                      ______
                                                                                                                   1,955,212
                                                                                                                      ______
  GERMANY-6.5%                       Bayer..................................                          8,000          285,560
                                     Bayerische Motoren Werke...............                            500          289,474
                                     Deutsche Bank..........................                          7,000          345,228
                                     Henkel KGaA............................                            500           21,120
                                     Siemens................................                          5,000          263,833
                                     Tarkett................................                         10,000          202,767
                                     VEBA...................................                          5,000          261,977
                                                                                                                      ______
                                                                                                                   1,669,959
                                                                                                                      ______
  HONG KONG-2.7%                     Cheung Kong............................                         31,000          217,505
                                     HSBC...................................                         21,000          362,584
                                     Yue Yuen Industrial....................                        350,000          100,718
                                                                                                                      ______
                                                                                                                     680,807
                                                                                                                      ______
  ITALY-3.0%                         Fiat Spa...............................                         50,000          154,233
                                     Istituto Mobiliare Italiano, ADR.......                         11,000          257,125
                                     Stet, Di Risp..........................                        150,000          360,615
                                                                                                                      ______
                                                                                                                     771,973
                                                                                                                      ______
  JAPAN-27.5%                        Canon..................................                         22,000          408,268
                                     Chudenko...............................                          5,000          159,853
                                     Credit Saison..........................                         19,000          455,582
                                     Dai-Tokyo Fire & Marine Insurance......                         65,000          432,338
                                     Hitachi................................                         25,000          229,215

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES           VALUE
                                                                                                    _______           ______

  JAPAN (CONTINUED)                  Hitachi Koki...........................                         30,000       $  289,389
                                     Honda Motor............................                         10,000          230,593
                                     Ito-Yokado.............................                          7,000          368,489
                                     Kao....................................                         30,000          355,535
                                     Mabuchi Motor..........................                          6,000          328,525
                                     Mikuni Coca Cola.......................                         16,000          216,077
                                     Mitsubishi Heavy Industries............                         55,000          434,038
                                     Murata Manufacturing...................                         10,000          352,779
                                     Nichiei................................                         3,500           231,511
                                     Nishimatsu Construction................                         34,000          315,480
                                     Ono Pharmaceutical.....................                         6,000           196,233
                                     Sankyo.................................                         8,000           291,778
                                     Sekisui House..........................                         30,000          316,950
                                     Sony...................................                         4,000           250,620
                                     Toshiba................................                         55,000          354,708
                                     Toyota Motor...........................                         18,000          433,257
                                     Yamanouchi Pharmaceutical..............                         4,000           82,315
                                     Yamato Transport.......................                         30,000          325,218
                                                                                                                      ______
                                                                                                                     7,058,751
                                                                                                                      ______
  MALAYSIA-1.7%                      Affin Holdings.........................                         70,000          160,048
                                     IOI Properties.........................                         30,000           90,253
                                     Malaysia International Shipping........                         60,000          182,912
                                                                                                                      ______
                                                                                                                     433,213
                                                                                                                      ______
  MEXICO-.6%                        Telefonos De Mexico, Series L, ADR......................          5,000          164,375
                                                                                                                      ______
  NETHERLANDS-7.5%                   ABN-Amro Holdings......................                          3,619          197,618
                                     Akzo Nobel NV, ADR.....................                          2,000          116,750
                                     Hollandsche Beton Groep................                          1,300          236,364
                                     Hunter Douglas.........................                          2,945          205,671
                                     ING Groep..............................                          3,097           96,397
                                     Koninklinke KNP........................                          8,000          184,949
                                     Philips Electronics NV, ADR............                          6,000          203,250
                                     Royal PTT Nederland, ADR...............                          5,089          180,023
                                     Stad Rotterdam CVA.....................                          5,049          179,050
                                     Unilever NV, ADR.......................                          2,300          330,049
                                                                                                                      ______
                                                                                                                   1,930,121
                                                                                                                      ______
  NEW ZEALAND-.9%                    Air New Zealand........................                         30,000           89,605
                                     Fletcher Challenge Energy..............                         65,000          150,204
                                                                                                                      ______
                                                                                                                     239,809
                                                                                                                      ______

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                    _______           ______

  NORWAY-1.0%                        Christiania Bank.......................                         40,000       $  100,358
                                     Orkla AS...............................                          3,000          152,408
                                                                                                                      ______
                                                                                                                     252,766
                                                                                                                      ______
  PORTUGAL-.8%                       Portugal Telecom SA, ADR...............                          8,000          213,000
                                                                                                                      ______
  SINGAPORE-1.3%                     Development Bank of Singapore..........                         21,000          246,444
                                     Far East Levingston Shipbuilding.......                         16,000          76,814
                                                                                                                      ______
                                                                                                                     323,258
                                                                                                                      ______
  SPAIN-4.2%                         Corporacion Bancaria de Espana, ADR....                         15,000          311,250
                                     Gas Y Electridad.......................                          4,000          219,401
                                     Iberdrola..............................                         18,000          162,395
                                     Repsol, ADR............................                         12,000          391,500
                                                                                                                      ______
                                                                                                                   1,084,546
                                                                                                                      ______
  SWEDEN-1.3%                        Marieberg Tidnings.....................                          7,000          152,128
                                     Scania AB `A', ADR.....................                          1,250           32,969
                                     Scania AB `B', ADR.....................                          1,250           33,125
                                     Volvo AB `B', ADR......................                          5,000          105,312
                                                                                                                      ______
                                                                                                                     323,534
                                                                                                                      ______
  SWITZERLAND-4.2%                   Magazine Zum Globus....................                            435          226,280
                                     Nestle.................................                            200          233,874
                                     Schweizerischer Banksverein............                          2,000          389,097
                                     Zurich Versicherungs...................                            800          219,725
                                                                                                                      ______
                                                                                                                   1,068,976
                                                                                                                      ______
  UNITED KINGDOM-10.7%               Abbey National.........................                         30,000          276,854
                                     BTR....................................                         81,129          325,575
                                     British Airways, ADR...................                          1,200           98,700
                                     Bunzl..................................                         75,000          280,484
                                     Devro..................................                         22,500           80,456
                                     Hanson, ADR............................                          8,000          101,000
                                     Laird Group............................                         25,000          188,161
                                     National Westminster Bank..............                         35,813          370,490
                                     Powergen...............................                         44,046          348,016
                                     RTZ....................................                         26,087          388,203
                                     Scapa Group............................                         30,000          117,581
                                     Smith (David S.) Holdings..............                         30,000          155,760
                                                                                                                      ______
                                                                                                                   2,731,280
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $22,497,849)...................                                     $22,428,337
                                                                                                                      ======

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   AUGUST 31, 1996
CONVERTIBLE PREFERRED STOCKS-1.0%                                                                   SHARES            VALUE
                                                                                                    _______           ______

  GERMANY;                           Henkel KGaA-Vorzug
                                       (cost $276,985)......................                          6,500   $      266,886
                                                                                                                      ======
PREFERRED STOCKS-1.3%
  GERMANY;                         RWE AG (non-voting)
                                       (cost $325,162)......................                         11,000    $     329,184
                                                                                                                      ======

                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-8.5%                                                                        AMOUNT
                                                                                                   _______
  U.S. TREASURY BILLS:               5.04%, 9/12/96.........................                  $     194,000    $     193,672
                                     5.05%, 9/19/96.........................                         566,000         564,472
                                     5.10%, 10/3/96.........................                         308,000         306,580
                                     5.11%, 10/10/96........................                         310,000         308,255
                                     5.14%, 10/17/96........................                         311,000         308,947
                                     5.01%, 11/14/96........................                         174,000         172,150
                                     5.02%, 11/21/96........................                         319,000         315,306
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,169,724)....................                                    $  2,169,382
                                                                                                                      ======
TOTAL INVESTMENTS (cost $25,269,720)........................................                           98.3%     $25,193,789
                                                                                                       ====           ======
CASH AND RECEIVABLES (NET)..................................................                            1.7%     $   444,043
                                                                                                       ====           ======
NET ASSETS..................................................................                          100.0%     $25,637,832
                                                                                                       ====           ======
NOTE TO STATEMENT OF INVESTMENTS;
(a)    Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1996, this security amounted to $125,775 or approximately .5% of net assets.




See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $25,269,720)-see statement......................................                                     $25,193,789
    Cash....................................................................                                         505,388
    Dividends and interest receivable.......................................                                          60,128
    Receivable for shares of Common Stock subscribed........................                                           2,000
    Prepaid expenses........................................................                                          10,184
                                                                                                                      ______
                                                                                                                  25,771,489
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                        $17,766
    Due to Distributor......................................................                          5,298
    Payable for investment securities purchased.............................                         78,053
    Accrued expenses........................................................                         32,540          133,657
                                                                                                       ____           ______
NET ASSETS..................................................................                                     $25,637,832
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $25,301,492
    Accumulated undistributed investment income-net.........................                                         218,838
    Accumulated undistributed net realized gain on investments..............                                         194,150
    Accumulated net unrealized (depreciation) on investments and
      foreign currency transactions.........................................                                         (76,648)
                                                                                                                      ______
NET ASSETS at value applicable to 1,938,486 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                     $25,637,832
                                                                                                                      ======
NET ASSET VALUE, offering and redemption price per share
    ($25,637,832 / 1,938,486 shares)........................................                                          $13.23
                                                                                                                      ======



See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS
from September 29, 1995 (commencement of operations) to August 31, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $51,178 foreign taxes withheld at source)......                       $333,266
      Interest..............................................................                         85,306
                                                                                                       ____
            TOTAL INCOME....................................................                                        $418,572
    EXPENSES:
      Management fee-Note 2(a)..............................................                        122,121
      Shareholder servicing costs-Note 2(b).................................                         38,740
      Custodian fees........................................................                         29,471
      Legal fees............................................................                         24,757
      Auditing fees.........................................................                         15,094
      Registration fees.....................................................                         10,010
      Directors' fees and expenses-Note 2(c)................................                          4,808
      Prospectus and shareholders' reports..................................                          4,780
      Miscellaneous.........................................................                          1,091
                                                                                                       ____
            TOTAL EXPENSES..................................................                        250,872
      Less-reduction in management fee due to undertaking-Note 2(a).........                         67,691
                                                                                                       ____
            NET EXPENSES....................................................                                         183,181
                                                                                                                        ____
            INVESTMENT INCOME-NET...........................................                                         235,391
                                                                                                                        ____
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
      Net realized gain on investments and foreign currency transactions....                       $209,222
      Net realized (loss) on forward currency exchange contracts............                         (1,132)
                                                                                                       ____
          NET REALIZED GAIN.................................................                                         208,090
      Net unrealized (depreciation) on investments and foreign currency transactions                                 (76,648)
                                                                                                                        ____
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         131,442
                                                                                                                        ____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $366,833
                                                                                                                        ====


See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
from September 29, 1995 (commencement of operations) to August 31, 1996
OPERATIONS:
    Investment income-net...................................................................                   $     235,391
    Net realized gain on investments........................................................                         208,090
    Net unrealized (depreciation) on investments for the period.............................                         (76,648)
                                                                                                                      ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                         366,833
                                                                                                                      ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................................                         (16,553)
    Net realized gain on investments........................................................                         (13,940)
                                                                                                                      ______
      TOTAL DIVIDENDS.......................................................................                         (30,493)
                                                                                                                      ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................................                      29,459,331
    Dividends reinvested....................................................................                          30,423
    Cost of shares redeemed.................................................................                      (4,188,262)
                                                                                                                      ______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                      25,301,492
                                                                                                                      ______
          TOTAL INCREASE IN NET ASSETS......................................................                      25,637,832
NET ASSETS:
    Beginning of period.....................................................................                             -
                                                                                                                      ______
    End of period (including undistributed investment income-net;
      $218,838 on August 31, 1996)..........................................................                     $25,637,832
                                                                                                                      ======

                                                                                                                      SHARES
                                                                                                                      ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................................                       2,260,166
    Shares issued for dividends reinvested..................................................                           2,436
    Shares redeemed.........................................................................                        (324,116)
                                                                                                                      ______
      NET INCREASE IN SHARES OUTSTANDING....................................................                       1,938,486
                                                                                                                      ======



See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995
(commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period....................................................          $12.50
                                                                                                        ____
    INVESTMENT OPERATIONS:
    Investment income-net...................................................................             .15
    Net realized and unrealized gain on investments.........................................             .65
                                                                                                        ____
      TOTAL FROM INVESTMENT OPERATIONS......................................................             .80
                                                                                                        ____
    DISTRIBUTIONS:
    Dividends from investment income-net....................................................            (.04)
    Dividends from net realized gain on investments.........................................            (.03)
                                                                                                        ____
      TOTAL DISTRIBUTIONS...................................................................            (.07)
                                                                                                        ____
    Net asset value, end of period..........................................................          $13.23
                                                                                                        ====
TOTAL INVESTMENT RETURN.....................................................................            6.43%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................................            1.39%(1)
    Ratio of net investment income to average net assets....................................            1.78%(1)
    Decrease reflected in above expense ratio due to
      undertaking by Dreyfus................................................................             .51%(1)
    Portfolio Turnover Rate.................................................................           19.14%(1)
    Average commission rate paid(2).........................................................          $.0348
    Net Assets, end of period (000's omitted).........................................               $25,638
(1)    Not annualized.
(2)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus International Value Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Prior to May 23, 1996, The Boston Company Asset Management, Inc. ("TBC Asset Management"), an affiliate of Dreyfus, served as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    As of August 31, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 402,242 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. Dreyfus has undertaken from September 29, 1995 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.50% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $67,691 during the period ended August 31, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Prior to May 23, 1996, pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee was computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and was paid monthly by Dreyfus out of its fee.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering
DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $30,530 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,788 during the period from December 1, 1995 through August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3- SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 1996, amounted to $24,963,099 and $2,182,020, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At August 31, 1996, there were no forward currency exchange contracts outstanding.
    (B) At August 31, 1996, accumulated net unrealized depreciation on investments was $75,931, consisting of $770,208 gross unrealized appreciation and $846,139 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS INTERNATIONAL VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INTERNATIONAL VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund, (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
September 27, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended August 31, 1996:
_ the total amount of taxes paid to foreign countries was $51,178
_ the total amount of income sourced from foreign countries was $183,351
    As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1996 calendar year with Form 1099-DIV which will be mailed by Janurary 31, 1997.


[Dreyfus lion "d" logo]
DREYFUS INTERNATIONAL VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            254AR968
[Dreyfus logo]
International
Value Fund
Annual Report
August 31, 1996